UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21825

AARP FUNDS

(Exact name of registrant as specified in charter)

650 F. Street, N.W. Washington, DC	20004
(Address of principal executive offices)	(Zip code)

Copy to:

Larry C. Renfro AARP Funds 650 F Street, N.W. Washington, DC 20004	Gary O. Cohen, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (202) 434-3546

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Item 1:	Report to Shareholders

AARP FUNDS℠

Letter to Shareholders

Market Commentary

Annual Report

June 30,2007

AARP Aggressive Fund

AARP Moderate Fund

AARP Conservative Fund

AARP Income Fund

AARP Money Market Fund

A Letter to Shareholders

A LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Since my last report to you, the global economy and securities markets have generally continued to perform well. However, more recently, there has been a significant increase in uncertainty and volatility in the securities markets (see the following Market Commentary). While it is disconcerting to watch these sometimes large market swings, it is important to avoid reacting unnecessarily to these short term fluctuations and to remain focused on your long term objectives.

The AARP Funds have been designed for the long term according to five important investment principles:

Low fees - Fees can have a tremendous impact on investment returns over the long term, so we built a low-cost strategy into the AARP Fund family so that investors can enjoy these potential savings.

Indexing - Studies indicate that historically few managers are able to beat the returns of major market indexes over long periods of time. The AARP Funds (excluding the AARP Money Market Fund) have been formulated based on an indexing strategy, which attempts to provide investors with market rates of returns before expenses.

Diversification - None of us can tell which specific investments will rise in price or which will fall. However, by investing in diversified pools of investments such as the AARP Funds, investors can lessen the overall risk profile of their portfolio, thereby mitigating the risk of loss from a single security. Please keep in mind that diversification doesn’t eliminate the risk of experiencing investment losses.

Automatic rebalancing - Over time, some investments may rise and others fall, leaving more or less risk than originally intended, especially during periods of heightened volatility. To stay on track, investors may need to periodically sell off investments that have risen in value, and buy more of others that have fallen — a process called “rebalancing.” Each AARP Fund is automatically rebalanced by professionals, so that investors don’t have to. Please note that selling an investment for rebalancing purposes may be subject to taxes.

Simple choices - Research suggests that too much choice may confuse investors, rather than help them. That’s why the AARP Aggressive, Moderate and Conservative Funds combine stocks and bonds to provide a complete, risk-adjusted, diversified portfolio for the mid to long-term investor in one purchase. The Income and Money Market Funds follow this approach, providing the income-oriented investors with a portfolio to meet their needs whether they have short or longer term needs.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

NOT PART OF THE ANNUAL REPORT

A Letter to Shareholders

We believe these sound investment principles will help investors stay focused on the long term and avoid many of the common mistakes made by investors during short term market fluctuations. These principles have enabled our low-cost funds to experience a strong performance track record this past year — keeping in mind that past performance doesn’t guarantee future results. In particular, the AARP Money Market Fund has offered one of the highest yields in the industry as compared to the Lipper Money Market Fund Index Average.

An additional value that AARP Funds brings to shareholders is the ability to work with Investment Counselors who are here to provide guidance, helping you make informed investment decisions. These counselors are salaried professionals focused on your needs, not their next commission. For those of you who have taken advantage of this unique service, we appreciate the consistently high ratings you have awarded our Investment Counselors. If you have yet to experience these capable and experienced professionals, we encourage you to call 1-800-958-6457 any time between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday, to discuss your financial needs, including how to:

•	better prepare for retirement, including understanding the impact of high fees on mutual fund returns,

•	choose the right type of retirement account and set up regular automatic investment programs, and

•	roll over other retirement savings you may have into the appropriate retirement account.

Looking forward, we plan to expand our services to help shareholders understand and manage their sources of income in retirement and consolidate their income into a convenient disbursement account. Look for more details in the near future.

In the meantime, if you’d like more information about the AARP Funds, please visit us on the web at www.aarpfunds.com or feel free to call us at 1-800-958-6457.

Sincerely,

/s/ Larry C. Renfro
Larry C. Renfro, President

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP does not offer financial products or services itself, and it cannot recommend that you or any specific individual should purchase any particular product or service. AARP Financial Inc. is a registered investment adviser and a subsidiary of AARP.

Investment Counselors are FINRA registered representatives through ALPS Distributors, Inc., a registered broker/dealer, and employed by AARP Financial Inc.

AARP Funds are advised by AARP Financial Inc. and distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

NOT PART OF THE ANNUAL REPORT

Market Commentary

Market Commentary June 30, 2007

Equity markets finished the second quarter of 2007 with solid gains, despite an increase in volatility toward the end of the quarter. The MSCI US Investable Market 2500 Index recorded a 6.12% return for the quarter (bringing the six month return to 7.58%) on strength in energy, industrials and information technology. International equities, as measured by the MSCI Europe, Australasia and Far East (“EAFE”) Index, recorded a 6.40% return for the quarter, bringing the six month total to 10.74%. Since the end of the quarter, many indices have gone on to reach new highs only to suffer significant corrections as a fundamental reassessment of risk, precipitated in large part by a melt-down in the U.S. sub-prime mortgage market, has produced a flight to quality, particularly into U.S. Treasury securities.

Although many observers, including the Treasury and the Federal Reserve, believe that the sub-prime mortgage fallout will be contained, market uncertainty about the ultimate direction of the economy and securities markets continues to be reflected in a higher level of volatility in the markets. On the positive side, the U.S. economy expanded at a healthier 3.4% annualized rate in the second quarter, supported by increased business investment and government spending and a surge in exports. Inflation remains in check, the outlook for short term interest rates remains stable and unemployment remains low. On the negative side, consumer confidence has trended downward. Continuing weakness in the U.S. housing market—home sales and home prices are dropping, while inventories of unsold homes are climbing—is producing higher default and foreclosure rates. Combined with high gasoline prices, weakness in the housing market may have significant adverse implications for consumer spending, one of the key pillars of the economy. Overall, the uncertainty and risks surrounding the outlook for the U.S. economy and securities markets will continue as will the debate over whether the U.S. economy will avoid a recession.

Outside the United States, the global economy continues to grow at an impressive rate; the International Monetary Fund (“IMF”) recently raised its estimates of global growth (including the slowing U.S.) to a robust 5.2% for 2007 and for 2008. Last year, Europe experienced its strongest GDP growth since 2000 and that trend has continued in 2007 with expectations for above-trend growth

NOT PART OF THE ANNUAL REPORT

Market Commentary

supported by business investment continuing through the year. Reflecting this continuing economic strength, all 21 country constituents of the MSCI EAFE Index recorded positive returns in local terms during the second quarter, with the strongest markets in Europe, notably Portugal, Germany and Finland. From a sector standpoint, energy led the way across EAFE sectors, followed by materials (including mining stocks) and information technology.

While the Federal Reserve’s Open Market Committee left interest rates unchanged at 5.25% in June, changing sentiment regarding the future direction of interest rates contributed to a rise in long-term rates during the second quarter. As interest rates rise, the prices of existing bonds generally fall; bonds, as measured by the Lehman Brothers Aggregate Bond Index, produced a negative return of 0.52% for the quarter against the backdrop of increasing interest rates. Nevertheless, this index remains in positive territory for the first six months of 2007 at 0.98%.

Market volatility, as measured by the CBOE SPX Market Volatility Index, has recently climbed to its highest level of the year. This heightened market volatility reflects greater recognition of risks in the markets and the economy. These include ongoing geopolitical risks, but also the economic risks associated with higher oil prices and interest rates and continued weakness in the U.S. housing market. Such risks could represent a significant threat to the current generally positive outlook for global economic expansion.

The views, forecasts and supporting information contained in this Market Commentary are as of June 30, 2007 and are subject to change.

Sources: SSgA Funds Management, Inc., MSCI Barra, Lehman Brothers, Inc., IMF

NOT PART OF THE ANNUAL REPORT

AARP FUNDS

Annual Report

June 30, 2007

KEEPING YOU INFORMED

This shareholder report for the AARP Funds represents our commitment to providing communications that are clear, concise and informative. One of our highest priorities at AARP Funds is to help you make sense of investment information that is often complex. We hope you find it helpful in evaluating your investment with us.

EXPERTISE AND GUIDANCE

WHEN YOU NEED IT

AARP Financial’s Investment Counselors are ready to help you determine if you are on track financially for retirement and to answer specific questions about AARP Funds. They work on salary, not commission, and are there to help you focus on your goals, take decisive action and feel comfortable with your decisions. Investment Counselors are FINRA registered representatives through ALPS Distributors, Inc., and are employed by AARP Financial.

    AARP FUNDS 2007 ANNUAL REPORT      1

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP cannot recommend that you or any specific individual should purchase shares of a particular fund. AARP is not a registered investment adviser or broker/dealer.

AARP Funds are distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

2      AARP FUNDS 2007 ANNUAL REPORT    AARP Funds Overview

AARP Funds Overview

The AARP Funds (excluding the AARP Money Market Fund) are “funds of funds” because they invest substantially all of their assets in the underlying AARP Portfolios (the “AARP Portfolios”), each of which is a separately registered investment company.

The AARP Funds (excluding the AARP Money Market Fund) invest in one or more of the AARP Portfolios, but in different amounts. In addition to its investment in the U.S. Bond Market Portfolio, the AARP Income Fund also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separately registered investment company called the State Street Master Funds.

The AARP Money Market Fund is a feeder fund, buying shares of the master fund, the State Street Portfolio. This is called a “master-feeder” structure because it allows different feeder funds to pool their assets in an underlying master fund to seek economies of scale.

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
Investment Objective	Seeks growth of capital and some current income	Seeks a balance of growth of capital and current income	Seeks primarily current income, with some growth of capital	Seeks current income and long- term preservation of capital	Seeks current income, liquidity, preservation of capital, and a stable $ 1.00 per share price
U.S. Stock Market Portfolio	60%	40%	20%	—	—
U.S. Bond Market Portfolio	25%	50%	75%	95%	—
International Stock Market Portfolio	15%	10%	5%	—	—
State Street Portfolio	—	—	—	5%	100%

Source: AARP Funds

AARP Portfolios Top 10 Holdings as a percentage of net assets at June 30, 2007

U.S. Stock Market Portfolio

ExxonMobil Corp.	2.9%
General Electric Co.	2.3%
AT&T, Inc.	1.5%
Microsoft Corp.	1.5%
Citigroup, Inc.	1.5%
Bank of America Corp.	1.3%
Procter & Gamble Co.	1.2%
Pfizer, Inc.	1.1%
Chevron Corp.	1.1%
Johnson & Johnson	1.1%
Total	15.5%

U.S. Bond Market Portfolio

U.S. Treas. Notes, 4.250%, 1/15/11	2.0%
U.S. Treas. Notes, 4.375%, 11/15/08	1.7%
U.S. Treas. Notes, 4.000%, 2/15/15	1.6%
FHLMC, 5.500%, 3/1/36	1.3%
FNMA, 4.337%, 6/1/36	1.2%
FNMA, 5.500%, 11/1/35	1.2%
FHLB, 4.625%, 11/21/08	1.1%
FNMA, 4.750%, 12/15/10	1.1%
U.S. Treas. Notes, 4.625%, 12/31/11	1.0%
FNMA, 5.000%, 12/1/34	0.9%
Total	13.1%

International Stock Market Portfolio

Royal Dutch Shell	1.9%
BP PLC	1.6%
HSBC Holdings PLC	1.5%
Vodafone Group PLC	1.2%
Total SA	1.2%
Toyota Motor Corp.	1.2%
Nestle SA	1.1%
GlaxoSmithKline PLC	1.0%
Novartis AG	0.9%
Roche Holding AG	0.9%
Total	12.5%

How the Funds Performed     AARP FUNDS 2007 ANNUAL REPORT      3

How the Funds Performed as of June 30, 2007

	1 Year return	Since inception
AARP Aggressive Fund	17.41%	20.47%[1]
Aggressive Composite Index	17.74%	21.65%[1]
MSCI U.S. Investable Market 2500 Index®2	20.51%	24.47%[1]

AARP Moderate Fund	13.32%	14.95%[1]
Moderate Composite Index	13.78%	16.03%[1]
MSCI U.S. Investable Market 2500 Index®2	20.51%	24.47%[1]
Lehman Brothers Aggregate Bond Index®2	6.12%	5.36%[1]

AARP Conservative Fund	9.40%	9.67%[1]
Conservative Composite Index	9.91%	10.60%[1]
Lehman Brothers Aggregate Bond Index®2	6.12%	5.36%[1]

AARP Income Fund	n/a	1.78%[3]
Income Composite Index	n/a	2.29%[3]
Lehman Brothers Aggregate Bond Index®[2]	n/a	2.21%[3]
Citigroup 3-Month Treasury Bill Index	n/a	3.79%[3]

AARP Money Market Fund	5.11%	5.11%[4]
Citigroup 3-Month Treasury Bill Index	5.07%	5.07%[4]

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2007.
[2]

The MSCI U.S. Investable Market 2500 Index and the Lehman Brothers Aggregate Bond Index serve as broad measures of the U.S equity and taxable bond markets, respectively. Since the Funds invest in differing combinations of these and other markets, Composite Indexes have been constructed utilizing the proportionate weightings of the indexes for each market. These Composite Indexes provide a particularly useful benchmark to measure the performance of the Funds. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see A Word about Benchmarks on page 4.

[3]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.
[4]	For the period from July 1, 2006 (commencement of operations) to June 30, 2007.

Sources: MSCI Barra, Lehman Brothers, Inc., Citigroup, AARP Financial Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4      AARP FUNDS 2007 ANNUAL REPORT    A Word about Benchmarks

A Word about Benchmarks

A useful tool to measure the performance of AARP Funds.

When evaluating how your investment performed, it’s helpful to compare it to an appropriate benchmark. You can think of the benchmark as a handy yardstick for measuring how well the fund did in meeting its investment objectives. For example, the AARP Income Fund tries to produce comparable returns of the Lehman Brothers Aggregate Bond Index.

The AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund are indexed and try to produce the returns of a mixture of three indexes. For these Funds, a particularly useful benchmark is one that combines the three indexes in similar amounts to the target investments of the Funds. When you combine different indexes into one benchmark, it’s called a “composite index”.

We also believe it is useful for you to consider the returns of the overall bond and stock markets when you assess the performance of the AARP Funds. This allows you to see how diversification works in practice. Sometimes the bond and stock markets move in opposite directions, or when the stock market goes down, the bond market doesn’t go quite as far down.

There is one caveat though. Please remember that a benchmark of indexes has a built-in performance advantage over an actual mutual fund. An index is merely a list of securities in a stock or bond market so the returns of indexes do not reflect the real world costs of managing a mutual fund. It is difficult to match the returns of an index because of this difference.

Indexes vs. index funds

Indexes, as opposed to index funds, are a group or list of securities representing a market or part of a market. The returns of the index do not reflect the costs of actually investing in the index and do not include fees, brokerage commissions or other expenses of investing. While you can invest in an index fund – it’s a real investment, you cannot invest directly in an index – it’s just a list.

A Word about Benchmarks    AARP FUNDS 2007 ANNUAL REPORT      5

Following is a table that shows the make up of the index weightings for each AARP Fund:

	AARP Aggressive Fund Aggressive Composite Index	AARP Moderate Fund Moderate Composite Index	AARP Conservative Fund Conservative Composite Index	AARP Income Fund Income Composite Index	AARP Money Market Fund
Lehman Brothers Aggregate Bond Index®	25%	50%	75%	95%	—
MSCI U.S. Investable Market 2500 Index®	60%	40%	20%	—	—
MSCI EAFE Index®	15%	10%	5%	—	—
Citigroup 3-Month Treasury Bill Index	—	—	—	5%	100%

Source: AARP Funds

A description of each index

•

Lehman Brothers Aggregate Bond Index® — The index includes a large variety of U.S. and foreign bonds traded in U.S. markets that are investment grade and taxable, covering three major types of bonds: government and corporate bonds, mortgage-backed securities and asset-backed securities.

•

MSCI U.S. Investable Market 2500 Index®* — The index includes about 2,500 securities listed on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The stocks include companies of all types and sizes, which represent the investable universe of companies in the U.S. Equity market.

•	MSCI EAFE Index®* — The index includes about 1,000 securities that are listed on the stock exchanges of 21 developed countries, excluding the United States and Canada.

•

Citigroup 3-Month Treasury Bill Index — The index is comprised of equal dollar amounts of 3-Month Treasury Bills purchased at the beginning of each of the prior three consecutive months. As each bill matures, all proceeds are reinvested in a new 3-month bill.

*	Please note that although the AARP Funds seek to track these MSCI indexes, MSCI does not sponsor, endorse, or promote the AARP Funds. For a more detailed description of our relationship with MSCI please see the statement of additional information for the AARP Funds.

6      AARP FUNDS 2007 ANNUAL REPORT    AARP Aggressive Fund Overview

AARP Aggressive Fund Overview

Portfolio of investments as of June 30, 2007

Mutual funds: 100.2%

	Shares	Value
U.S. Stock Market Portfolio[1]	1,020,381	$12,152,735
U.S. Bond Market Portfolio[1]	518,248	5,063,280
International Stock Market Portfolio[1]	233,690	3,037,968

Total investments: 100.2% (Identified cost $18,879,485)		20,253,983

Other assets and liabilities, net: (0.2)%		(32,205)

Total net assets: 100.0%		$20,221,778

[1]	Affiliated issuer.

See Notes to Financial Statements.

Performance as of June 30, 2007

Growth of $10,000

This graph illustrates the hypothetical investment of $10,000 in the AARP Aggressive Fund from January 1, 2006 (commencement of operations) through June 30, 2007, compared to the Aggressive Composite Index and the MSCI U.S. Investable Market 2500 Index.2

This hypothetical example does not represent the returns of any particular investment.

Performance summary

	1-Year	Since inception
AARP Aggressive Fund	17.41%	20.47%[1]
Aggressive Composite Index	17.74%	21.65%[1]
MSCI U.S. Investable Market 2500 Index®[2]	20.51%	24.47%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2007.
[2]

The MSCI U.S. Investable Market 2500 Index serves as broad measure of the U.S equity market. Since the Fund invests in differing combinations of this and other markets, the Aggressive Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

Sources: MSCI Barra, AARP Financial Inc.

AARP Aggressive Fund Overview    AARP FUNDS 2007 ANNUAL REPORT      7

AARP Aggressive Fund

Performance commentary

The AARP Aggressive Fund seeks growth of capital and some current income. To achieve this objective, the Fund targets an asset allocation of 60% in U.S. stocks, 15% in international stocks and 25% in bonds.

For the year ended June 30, 2007, the AARP Aggressive Fund returned 17.41%, as compared to the Aggressive Composite Index of 17.74% and as compared to the MSCI U.S. Investable Market 2500 Index return of 20.51%. The Fund tracked its benchmark index closely during the period.

The key contributor to the Fund’s performance was its investment in the U.S. Stock Market Portfolio, which returned 20.23% for the twelve month period. The economic sectors that contributed the most to the gains in the U.S. stock market (as measured by the MSCI U.S. Investable Market 2500 Index), included Information Technology (+26%), Energy (+26%), Consumer Discretionary (+20%) and Financials (+14%). In particular, AT&T (+55%), ExxonMobil (+39%), and Microsoft (+28%), which are among the largest holdings in the U.S. Stock Market Portfolio, were significant contributors to performance. Although a lesser weighting, the Fund’s investment in the International Stock Market Portfolio was also a solid contributor to performance during the twelve month period. International stocks, as measured by the MSCI EAFE Index, returned 27.00% for the year. Energy, Materials and Information Technology sectors were key contributors to performance in foreign markets. The U.S. Bond Market Portfolio also contributed to the overall performance of the Fund, with a return of 5.78% for the twelve month period.

After peaking in early June, U.S. equity markets experienced volatility and ended the period with modest losses, which detracted from the performance of the Fund. As compared to the indexes, the Fund’s performance was negatively impacted by fund expenses (the indexes do not have expenses) and tracking differences.

The diversification of the Fund proved to be an important factor in the overall performance for the year, especially as the markets experienced more volatility. The diversified investments in the underlying portfolios helped to reduce the overall volatility of the Fund.

8      AARP FUNDS 2007 ANNUAL REPORT    AARP Moderate Fund Overview

AARP Moderate Fund Overview

Portfolio of investments as of June 30, 2007

Mutual funds: 100.1%

	Shares	Value
U.S. Bond Market Portfolio[1]	1,635,716	$15,980,943
U.S. Stock Market Portfolio[1]	1,073,520	12,785,619
International Stock Market Portfolio[1]	245,861	3,196,189

Total investments: 100.1% (Identified cost $30,583,655)		31,962,751

Other assets and liabilities, net: (0.1)%		(37,281)

Total net assets: 100.0%		$31,925,470

[1]	Affiliated issuer.

See Notes to Financial Statements.

Performance as of June 30, 2007

Growth of $10,000

This graph illustrates the hypothetical investment of $10,000 in the AARP Moderate Fund from January 1, 2006 (commencement of operations) through June 30, 2007, compared to the Moderate Composite Index, the MSCI U.S. Investable Market 2500 Index, and the Lehman Brothers Aggregate Bond Index.2

This hypothetical example does not represent the returns of any particular investment.

Performance summary

	1-Year	Since inception
AARP Moderate Fund	13.32%	14.95%[1]
Moderate Composite Index	13.78%	16.03%[1]
MSCI U.S. Investable Market 2500 Index®[2]	20.51%	24.47%[1]
Lehman Brothers Aggregate Bond Index®[2]	6.12%	5.36%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2007.
[2]

The MSCI U.S. Investable Market 2500 Index and the Lehman Brothers Aggregate Bond Index serve as broad measures of the U.S equity and taxable bond markets, respectively. Since the Fund invests in differing combinations of these and other markets, the Moderate Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

Sources: MSCI Barra, Lehman Brothers, Inc., AARP Financial Inc.

AARP Moderate Fund Overview    AARP FUNDS 2007 ANNUAL REPORT      9

AARP Moderate Fund

Tracking difference

The difference between the performance of the Fund and its comparative index.

Performance commentary

The AARP Moderate Fund seeks a balance of growth of capital and current income. To achieve this objective, the Fund targets an investment of 40% in U.S. stocks, 10% in international stocks and 50% in bonds.

For the year ended June 30, 2007, the AARP Moderate Fund returned 13.32%, as compared to the Moderate Composite Index of 13.78%, 6.12% for the Lehman Brothers Aggregate Bond Index and 20.51% for the MSCI U.S. Investable Market 2500 Index. The Fund tracked its composite benchmark index closely during the period.

For the year ended June 30, 2007, the primary contributor to the Fund’s performance was its investment in the U.S. Stock Market Portfolio, which returned 20.23% for the twelve month period. The economic sectors that contributed the most to the gains in the U.S. stock market (as measured by the MSCI U.S. Investable Market 2500 Index), included Information Technology (+26%), Energy (+26%), Consumer Discretionary (+20%) and Financials (+14%). In particular, AT&T (+55%), ExxonMobil (+39%), and Microsoft (+28%), which are among the largest holdings in the U.S. Stock Market Portfolio, were notable contributors to the Fund’s performance. Although a lesser weighting, the Fund’s investment in the International Stock Market Portfolio was also a positive contributor to performance during the twelve month period. International stocks, as measured by the MSCI EAFE Index, returned 27.00% for the year. Energy, Materials and Information Technology sectors were key contributors to performance in foreign markets. The U.S. Bond Market Portfolio, which represents approximately 50% of the Fund, also contributed to the performance of the Fund, with a return of 5.78% for the twelve month period.

During the second quarter of 2007, the bond market was impacted by steadily increasing government bond yields resulting from the overall improved economic indicators. This resulted in lower bond prices which detracted from the performance of the U.S. Bond Market Portfolio. After peaking in early June, U.S. equity markets began to explore lower trading ranges and ended the quarter with modest losses, which detracted from the performance of the Fund. As compared to the indexes, the Fund’s performance was also negatively impacted by fund expenses (the indexes do not have expenses) and tracking differences.

The diversification of the Fund proved to be an important factor in the overall performance for the year, especially as the markets experienced more volatility. The diversified investments in the underlying portfolios helped to reduce the overall volatility of the Fund.

10      AARP FUNDS 2007 ANNUAL REPORT    AARP Conservative Fund Overview

AARP Conservative Fund Overview

Portfolio of investments as of June 30, 2007

Mutual funds: 100.3%

	Shares	Value
U.S. Bond Market Portfolio[1]	895,100	$8,745,123
U.S. Stock Market Portfolio[1]	195,877	2,332,897
International Stock Market Portfolio[1]	44,847	583,008

Total investments: 100.3% (Identified cost $11,433,679)		11,661,028

Other assets and liabilities, net: (0.3)%		(39,500)

Total net assets: 100.0%		$11,621,528

[1]	Affiliated issuer.

See Notes to Financial Statements.

Performance as of June 30, 2007

Growth of $10,000

This graph illustrates the hypothetical investment of $10,000 in the AARP Conservative Fund from January 1, 2006 (commencement of operations) through June 30, 2007, compared to the Conservative Composite Index and the Lehman Brothers Aggregate Bond Index.2

This hypothetical example does not represent the returns of any particular investment.

Performance summary

	1-Year	Since inception
AARP Conservative Fund	9.40%	9.67%[1]
Conservative Composite Index	9.91%	10.60%[1]
Lehman Brothers Aggregate Bond Index®[2]	6.12%	5.36%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2007.
[2]

The Lehman Brothers Aggregate Bond Index serves as broad measure of the U.S taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Conservative Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

Sources:	Lehman Brothers, Inc., AARP Financial Inc.

AARP Conservative Fund Overview    AARP FUNDS 2007 ANNUAL REPORT      11

AARP Conservative Fund

Performance commentary

The Conservative Fund seeks primarily current income, with some growth of capital. To achieve this objective, the Fund has a target asset allocation of 20% in U.S. stocks, 5% in international stocks and 75% in bonds.

For the year ended June 30, 2007, the Fund returned 9.40%, as compared to the Conservative Composite Index of 9.91% and as compared to the Lehman Brothers Aggregate Bond Index, which returned 6.12% for the year. The Fund tracked its composite benchmark index closely during the period.

For the year ended June 30, 2007, the primary contributor to the Fund’s performance was its investment in the U.S. Bond Market Portfolio, which returned 5.78% for the period. The U.S. bond market (as measured by the Lehman Brothers Aggregate Bond Index), experienced a fair amount of volatility at various times during the period. Near the beginning of the fiscal year, bond prices had declined in response to a spike in energy prices and the prospect of an additional rate hike by the Federal Reserve. During the remainder of 2006, the bond markets rebounded as the economy appeared to show signs of slower, more controlled growth, but positive economic data near the end of 2006 sparked another decline amid fears of potential inflation. In February 2007, bonds rebounded and experienced price appreciation through April. In May, government bond yields began a steady climb as economic indicators improved despite the turmoil in the housing market. Positive economic data during the month of June drove U.S. government bond yields higher still. However, June 2007 closed on a cautious note with signs of stress in the bond markets sparked by an increase in risk aversion, especially after hopes for an official rate cut eroded in May 2007.

The Fund’s investment in the U.S. Stock Market Portfolio also contributed to performance, which returned 20.23% for the twelve month period. The economic sectors that contributed the most to the gains in the U.S. stock market (as measured by the MSCI U.S. Investable Market 2500 Index), included Information Technology (+26%), Energy (+26%), Consumer Discretionary (+20%) and Financials (+14%). After peaking in early June, U.S. equity markets began to explore lower trading ranges and ended the quarter with modest losses. As compared to the indexes, the Fund’s performance was also negatively impacted by fund expenses (the indexes do not have expenses) and tracking differences.

The diversification of the Fund proved to be an important factor in the overall performance for the year, especially as the markets experienced more volatility. The diversified investments in the underlying portfolios helped to reduce the overall volatility of the Fund.

12      AARP FUNDS 2007 ANNUAL REPORT    AARP Income Fund Overview

AARP Income Fund Overview

Portfolio of investments as of June 30, 2007

Mutual funds: 101.3%

	Shares	Value
U.S. Bond Market Portfolio[1]	230,057	$2,247,661
State Street Money Market Portfolio[2]	119,330	119,330

Total investments: 101.3% (Identified cost $2,403,242)		2,366,991

Other assets and liabilities, net: (1.3)%		(29,226)

Total net assets: 100.0%		$2,337,765

[1]	Affiliated issuer.
[2]	Investment in non-controlled affiliate.

See Notes to Financial Statements.

Performance as of June 30, 2007

Growth of $10,000

This graph illustrates the hypothetical investment of $10,000 in the AARP Income Fund from September 29, 2006 (commencement of operations) through June 30, 2007, compared to the Income Composite Index and the Lehman Brothers Aggregate Bond Index.2

This hypothetical example does not represent the returns of any particular investment.

Performance summary

	1-Year	Since inception
AARP Income Fund	n/a	1.78%[1]
Income Composite Index	n/a	2.29%[1]
Lehman Brothers Aggregate Bond Index®[2]	n/a	2.21%[1]
Citigroup 3-Month Treasury Bill Index	n/a	3.79%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

[1]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.
[2]

The Lehman Brothers Aggregate Bond Index serves as broad measure of the U.S taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Income Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 4.

Sources: Lehman Brothers, Inc., Citigroup, AARP Financial Inc.

AARP Income Fund Overview    AARP FUNDS 2007 ANNUAL REPORT      13

AARP Income Fund

Performance commentary

The AARP Income Fund seeks current income and long-term preservation of capital. To achieve this goal, it targets an asset allocation of 95% in long-term bonds and 5% in short-term securities.

For the period from September 29, 2006, the commencement of operations, through its year end on June 30, 2007, the AARP Income Fund returned 1.78%, as compared to the Income Composite Index of 2.29% and as compared to the Lehman Brothers Aggregate Bond Index return of 2.21%. The Fund tracked its benchmark index closely, after a brief startup period.

For the period ended June 30, 2007, the primary contributor to the Fund’s performance was its investment in the U.S. Bond Market Portfolio, which returned 5.78% for the twelve month period. For the same period, the Lehman Brothers Aggregate Bond Index returned 6.12%. The U.S. bond market (as measured by the Lehman Brothers Aggregate Bond Index), experienced a fair amount of volatility at various times during the period. Prior to the inception of the fund on September 29, 2006, bond prices had declined in response to a spike in energy prices and the prospect of additional rate hike by the Federal Reserve. During the remainder of 2006, the bond market started to rebound as the economy appeared to show signs of slower, more controlled growth, but positive economic data near the end of 2006 sparked another decline amid fears of potential inflation. In February 2007, bonds rebounded and experienced price appreciation through April. In May, government bond yields began a steady climb as economic indicators improved despite the turmoil in the housing market. Positive economic data during the month of June drove U.S. government bond yields higher still. June 2007 closed on a cautious note with signs of stress in the bond markets sparked by an increase in risk aversion, especially after hopes for an official rate cut eroded in May 2007. As compared to the indexes, the Fund’s performance was also negatively impacted by fund expenses (the indexes do not have expenses) and tracking differences.

14      AARP FUNDS 2007 ANNUAL REPORT    AARP Money Market Fund Overview

AARP Money Market Fund Overview

Portfolio of investments as of June 30, 2007

Mutual funds: 99.6%

Value
Investment in State Street Money Market Portfolio[1]	$35,609,660

Total investments: 99.6% (Identified cost $35,609,660)	35,609,660

Other assets and liabilities, net: 0.4%	132,009

Total net assets: 100.0%	$35,741,669

[1]

The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

AARP Money Market Fund invests only in State Street Money Market Portfolio. At June 30, 2007, AARP Money Market Fund owned 0.68% of the State Street Money Market Portfolio.

See Notes to Financial Statements.

Portfolio construction*

Maturity ladder as of June 30, 2007

3 Days	30.2%
4-90 Days	40.9
90+ Days	28.9
Total	100.0%
Average Maturity	32 Days

Performance summary as of June 30, 2007

	1-Year	Since inception
AARP Money Market Fund	5.11%	5.11%[1]
Citigroup 3-Month Treasury Bill Index	5.07%	5.07%[1]

*	Portfolio construction represents the composition of the underlying holdings in the State Street Money Market Portfolio, whose financial statements are included elsewhere in this report.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfunds.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	For the period from July 1, 2006 (commencement of operations) to June 30, 2007.

Sources: Citigroup, AARP Financial Inc.

Understanding Your Expenses    AARP FUNDS 2007 ANNUAL REPORT      15

Understanding Your Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, shareholder services fees, and other expenses of running a fund. It is important to understand exactly how much you pay to purchase and own a fund and to compare the costs of owning different funds because these costs reduce your returns.

The example in the table on the next page is intended to help you to understand your ongoing costs in dollars of investing in an AARP Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual expenses

The first line for each Fund in the table on the next page, labeled “Actual”, provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line labeled “Actual” under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

The second line for each fund in the table, labeled “Hypothetical”, helps you compare the costs of an AARP Fund to other funds using a 5% return as required by the Securities and Exchange Commission for all mutual funds. It provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. You should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures help you to compare the ongoing costs of investing in an AARP Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, which are charged by some mutual funds. Therefore, the line labeled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

16      AARP FUNDS 2007 ANNUAL REPORT    Understanding Your Expenses

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying portfolios in which the Fund invests. Because the underlying portfolios have varied expenses and fee levels and the Fund may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by the Fund may vary in the future. However AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Funds, including the indirect fees and expenses of the underlying portfolios, at 0.50% of average daily net assets through at least November 1, 2007. In addition, effective March 1, 2007, AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets through at least November 1, 2009.

	Beginning account value 1/1/07	Ending account value 6/30/07	Expenses paid during period[2]	Annualized expense ratio[3]	Effective expenses paid during the period[3]	Effective annualized expense ratio[3]
AARP Aggressive Fund
Actual	$1,000	$1,062.60	$1.23	0.24%	$2.56	0.50%
Hypothetical[1]	$1,000	$1,023.60	$1.20		$2.51

AARP Moderate Fund
Actual	$1,000	$1,043.90	$1.22	0.24%	$2.53	0.50%
Hypothetical[1]	$1,000	$1,023.60	$1.20		$2.51

AARP Conservative Fund
Actual	$1,000	$1,025.30	$1.26	0.25%	$2.51	0.50%
Hypothetical[1]	$1,000	$1,023.55	$1.25		$2.51

AARP Income Fund
Actual	$1,000	$1,008.40	$1.24	0.25%	$2.49	0.50%
Hypothetical[1]	$1,000	$1,023.55	$1.25		$2.51

AARP Money Market Fund
Actual	$1,000	$1,025.40	$1.05	0.21%	$1.56	0.31%
Hypothetical[1]	$1,000	$1,023.75	$1.05		$1.56

[1]	The Hypothetical example assumes a 5% return before expenses.
[2]

Expenses reflect the Fund’s annualized net expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying portfolios are not included in these amounts.

[3]

Effective expenses reflect the sum of the expenses borne directly by the Fund plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying portfolios in which it invests. The effective annualized expense ratio combines the Fund’s annualized net expense ratio and the annualized weighted average expense ratios of the underlying portfolios. The annualized weighted average expense ratio includes the annualized expense ratio for each underlying portfolio weighted for the Fund’s relative average investment during the same period.

How to Read Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      17

How to Read Financial Statements

Mutual funds are companies that pool money from many investors and invest that money in stocks, bonds and other securities and assets. Mutual fund financial statements show investors where a fund’s money came from, where it went, where it is and what it is worth as of the close of the fund’s most recent fiscal period. The portfolio of investments shows where the money is as of the close of the fund’s most recent fiscal period. The holdings of each AARP Fund as of June 30, 2007 are shown in the individual Fund Overview sections of this annual report. In addition, this section of the annual report contains four additional financial statements:

1. Statements of assets and liabilities.

These statements are the Funds’ balance sheets as of the close of the period (June 30, 2007). They show the value and the cost of what each Fund owned, how much it owed to others and the resulting difference or “net assets”.

•	Assets are the stocks, bonds, cash, and other financial instruments that a fund owns and has purchased with monies investors pay when they purchase shares.

•

Liabilities are the amounts of money that a fund owes. Liabilities include payments due for the purchase of financial investments as well as bills that a fund incurs for services that are needed to run a fund, such as legal services and printing.

•	Net assets=total assets–total liabilities. Net assets represent what is left of assets after liabilities are subtracted. This leftover amount belongs to the investors, or shareholders, of the fund.

2. Statements of operations

These statements provide a summary of the investment income, such as dividends, that a fund has earned as well as gains and losses from its investment activities for the period ended June 30, 2007. Realized gains or losses reflect the difference between purchase price and selling price for transactions that took place during the period. Unrealized gains and losses reflect the difference between purchase price and the value of positions that are still held as of the end of the period. The statements also include specific details of fund expenses.

3. Statements of changes in net assets

These statements describe the changes in net assets during the current and prior period, which result from operations, any distributions of earnings to investors, and any shareholder transactions.

4. Financial highlights

The financial highlights table is intended to help you understand a fund’s financial performance for a share outstanding for the current period and each of the applicable prior periods.

The Notes to Financial Statements provide additional information to help you better understand the financial statements. They include a description of the most important accounting policies used in portraying the company’s financial condition and results, including how a fund records and values its investments, tax information, as well as additional detail on shareholder and investment transactions.

18      AARP FUNDS 2007 ANNUAL REPORT    Financial Statements

Financial Statements

Statements of assets and liabilities June 30, 2007

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
Assets:
Investments in affiliated issuers, at value (identified cost of $18,879,485, $30,583,655 $ 11,433,679 and $2,283,912, respectively)	$20,253,983	$31,962,751	$11,661,028	$2,247,661	$—
Investments in State Street Money Market Portfolio, at value (identified cost of $119,330 and $35,609,660, respectively)	—	—	—	119,330	35,609,660
Receivable from adviser	28,377	27,435	13,499	14,374	47,091
Receivable for investments sold	33,156	78,373	22,515	46	—
Receivable for fund shares sold	166,079	47,027	1,313	475	212,077

Total assets	$20,481,595	$32,115,586	$11,698,355	$2,381,886	$35,868,828

Liabilities:
Payable for investments purchased	144,337	121,395	23,728	—	—
Payable for fund shares redeemed	54,898	4,005	100	—	64,888
Income distribution payable	—	—	—	—	4,698
Accrued Trustees’ fees	10,000	10,000	10,000	10,000	10,000
Accrued portfolio acct. fees (Note 6)	1,833	1,864	1,822	1,676	1,433
Accrued administration fees (Note 6)	563	899	325	62	798
Accrued transfer agent fees (Note 6)	10,985	12,487	5,653	1,302	6,009
Accrued audit fees	13,154	13,154	13,154	13,905	13,905
Accrued registration fees	783	1,126	140	—	—
Accrued printing and postage expenses	4,299	4,299	4,299	5,299	5,299
Accrued legal fees	9,363	9,363	9,363	9,363	9,363
Other accrued expenses and liabilities	9,602	11,524	8,243	2,514	10,766

Total liabilities	$259,817	$190,116	$76,827	$44,121	$127,159

Net assets	$20,221,778	$31,925,470	$11,621,528	$2,337,765	$35,741,669

Net assets consist of:
Paid-in capital	$18,805,758	$30,400,124	$11,366,158	$2,377,587	$35,741,673
Net unrealized appreciation (depreciation) of investments	1,374,498	1,379,096	227,349	(36,251)	—
Accumulated net realized gain (loss) on investments	41,462	145,664	26,406	(3,660)	(4)
Undistributed net investment income	60	586	1,615	89	—

Net assets	$20,221,778	$31,925,470	$11,621,528	$2,337,765	$35,741,669

Shares of beneficial interest outstanding	1,731,123	2,887,643	1,119,356	238,046	35,741,673

Net asset value per share	$11.68	$11.06	$10.38	$9.82	$1.00

See Notes to Financial Statements.

Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      19

Financial Statements (continued)

Statements of operations Year ended June 30, 2007

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund[1]	AARP Money Market Fund
Investment income:
Dividends from affiliated issuers	$340,560	$759,212	$363,657	$38,540	$—
Interest allocated from State Street
Money Market Portfolio	—	—	—	2,015	274,182

Total investment income	$340,560	$759,212	$363,657	$40,555	$274,182

Expenses:
Expenses allocated from State Street Money Market Portfolio	—	—	—	38	5,106
Investment adviser fee (Note 6)	1,214	2,152	854	72	—
Administration fees (Note 6)	4,249	7,531	2,987	250	1,780
Registration fees	18,506	19,706	17,173	25,993	38,162
Transfer and dividend disbursing agent fees and expenses (Note 6)	91,184	81,575	36,159	4,532	20,760
Trustees’ fees	19,984	19,984	19,984	20,000	20,000
Audit fees	20,250	20,250	20,250	20,000	20,000
Legal fees	53,268	53,268	53,268	47,860	57,360
Portfolio accounting fees (Note 6)	18,323	18,412	18,328	12,709	15,553
Distribution service fees	24,277	43,037	17,069	1,431	10,169
Printing and postage expenses	6,754	6,754	6,754	11,731	15,247
Insurance expense	6,575	12,051	4,163	421	1,363
Miscellaneous	8,511	8,511	8,511	9,978	9,978

Total expenses	$273,095	$293,231	$205,500	$155,015	$215,478

Waivers and reimbursements (Note 6):
Reduction of expenses by investment adviser	(243,811)	(240,688)	(184,530)	(153,190)	(198,755)

Net expenses	29,284	52,543	20,970	1,825	16,723

Net investment income	311,276	706,669	342,687	38,730	257,459

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on affiliated investments	46,211	150,952	29,438	(3,660)	(4)
Capital gain distributions from affiliated investments	18,312	23,300	4,654	—	—
Net change in unrealized appreciation (depreciation) of investments	1,463,167	1,590,280	332,822	(36,251)	—

Net realized and unrealized gain (loss) on investments	1,527,690	1,764,532	366,914	(39,911)	(4)

Change in net assets resulting from operations	$1,838,966	$2,471,201	$709,601	$(1,181)	$257,455

[1]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.

See Notes to Financial Statements.

20      AARP FUNDS 2007 ANNUAL REPORT    Financial Statements

Financial Statements (continued)

Statements of changes in net assets

	AARP Aggressive Fund		AARP Moderate Fund
	Year ended 6/30/07	Period ended 6/30/06[1]	Year ended 6/30/07	Period ended 6/30/06[1]
Increase (decrease) in net assets
Operations:
Net investment income	$311,276	$55,413	$706,669	$131,893
Net realized gain (loss) on affiliated investments	64,523	(7,172)	174,252	(8,541)
Net change in unrealized appreciation (depreciation) of investments	1,463,167	(88,669)	1,590,280	(211,184)

Change in net assets resulting from operations	1,838,966	(40,428)	2,471,201	(87,832)

Distributions to shareholders:
From net investment income	(326,680)	(55,409)	(726,251)	(131,889)
From net realized gains on investments	(485)	—	(448)	—

Change in net assets resulting from distributions to shareholders	(327,165)	(55,409)	(726,699)	(131,889)

Share transactions:
Proceeds from sales of shares	14,326,319	6,547,117	20,156,884	13,442,261
Net asset value of shares issued on reinvestment of dividends	306,759	51,294	690,077	124,549
Cost of shares redeemed	(2,376,776)	(82,899)	(3,798,646)	(247,436)

Change in net assets resulting from share transactions	12,256,302	6,515,512	17,048,315	13,319,374

Change in net assets	13,768,103	6,419,675	18,792,817	13,099,653

Net assets:
Beginning of period	$6,453,675	$34,000	$13,132,653	$33,000

End of period	$20,221,778	$6,453,675	$31,925,470	$13,132,653

Undistributed net investment income included in net assets at end of period	$60	$4	$586	$4

Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      21

	AARP Conservative Fund		AARP Income Fund	AARP Money Market Fund
	Year ended 6/30/07	Period ended 6/30/06[1]	Period ended 6/30/07[2]	Year ended 6/30/07
Increase (decrease) in net assets
Operations:
Net investment income	$342,687	$80,896	$38,730	$257,459
Net realized gain (loss) on affiliated investments	34,092	(2,922)	(3,660)	(4)
Net change in unrealized appreciation (depreciation) of investments	332,822	(105,473)	(36,251)	—

Change in net assets resulting from operations	709,601	(27,499)	(1,181)	257,455

Distributions to shareholders:
From net investment income	(346,605)	(80,891)	(38,730)	(257,459)
From net realized gains on investments	(849)	—	—	—

Change in net assets resulting from distributions to shareholders	(347,454)	(80,891)	(38,730)	(257,459)

Share transactions:
Proceeds from sales of shares	6,121,245	6,690,868	2,568,586	38,408,002
Net asset value of shares issued on reinvestment of dividends	313,936	72,536	29,841	246,685
Cost of shares redeemed	(1,756,336)	(107,478)	(220,751)	(2,913,014)

Change in net assets resulting from share transactions	4,678,845	6,655,926	2,377,676	35,741,673

Change in net assets	5,040,992	6,547,536	2,337,765	35,741,669

Net assets:
Beginning of period	$6,580,536	$33,000	$—	$—

End of period	$11,621,528	$6,580,536	$2,337,765	$35,741,669

Undistributed net investment income included in net assets at end of period	$1,615	$5	$89	$—

[1]	For the period from January 1, 2006 (commencement of operations) through June 30, 2006.
[2]	For the period from September 29, 2006 (commencement of operations) through June 30, 2007.

See Notes to Financial Statements.

22      AARP FUNDS 2007 ANNUAL REPORT    Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)

	AARP Aggressive Fund		AARP Moderate Fund
	Year ended 6/30/07	Period ended 6/30/06[1]	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$10.17	$10.00	$10.04	$10.00

Income from investment operations:
Net investment income	0.24	0.09	0.31	0.10
Net realized and unrealized gain (loss) on affiliated investments	1.52	0.17	1.02	0.04

Total from investment operations	1.76	0.26	1.33	0.14

Less distributions:
From net investment income	(0.25)	(0.09)	(0.31)	(0.10)
From net realized gains on investments	(0.00)[4]	—	(0.00)[4]	—

Total distributions	(0.25)	(0.09)	(0.31)	(0.10)

Net asset value, end of period	$11.68	$10.17	$11.06	$10.04

Total return[5]	17.41%	2.60%	13.32%	1.44%

Ratios to average net assets:
Net expenses	0.24%[6]	0.24%[6,7]	0.24%[6]	0.24%[6,7]

Net investment income	2.55%	3.36%[7]	3.27%	4.58%[7]

Expense waiver/reimbursement[9]	(2.00)%	(11.22)%[7]	(1.11)%	(6.82)%[7]

Supplemental data:
Net assets, at end of period (000 omitted)	$20,222	$6,454	$31,925	$13,133

Portfolio Turnover	12%	7%	13%	5%

Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      23

	AARP Conservative Fund		AARP Income Fund	AARP Money Market Fund
	Year ended 6/30/07	Period ended 6/30/06[1]	Period ended 6/30/07[2,3]	Year ended 6/30/07[3]
Net asset value, beginning of period	$9.86	$10.00	$10.00	$1.00
Income from investment operations:
Net investment income	0.39	0.16	0.36	0.05
Net realized and unrealized gain (loss) on affiliated investments	0.53	(0.14)	(0.18)	—

Total from investment operations	0.92	0.02	0.18	0.05

Less distributions:
From net investment income	(0.40)	(0.16)	(0.36)	(0.05)
From net realized gains on investments	(0.00)[4]	—	—	—

Total distributions	(0.40)	(0.16)	(0.36)	(0.05)

Net asset value, end of period	$10.38	$9.86	$9.82	$1.00

Total return[5]	9.40%	0.24%	1.78%	5.11%

Ratios to average net assets:
Net expenses	0.25%[6]	0.24%[6,7]	0.25%[6,7]	0.33%[6,8]

Net investment income	4.01%	5.31%[7]	5.36%[7]	5.06%

Expense waiver/reimbursement[9]	(2.16)%	(11.00)%[7]	(21.21)%[7]	(3.91)%

Supplemental data:
Net assets, at end of period (000 omitted)	$11,622	$6,581	$2,338	$35,742

Portfolio Turnover	17%	7%	30%	—

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2006.
[2]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.
[3]	The per share amounts and percentages include the Fund’s proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.
[4]	Represents less than $0.01.
[5]	Total returns for periods of less than one year are not annualized.
[6]

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the Funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio would be 0.50%.

[7]	Computed on an annualized basis.
[8]

Effective March 1, 2007, AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets through November 1, 2009.

[9]	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

See Notes to Financial Statements.

24      AARP FUNDS 2007 ANNUAL REPORT    Notes to Financial Statements

Notes to Financial Statements

1. Business and Organization

AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund and AARP Money Market Fund (each a “Fund” and collectively the “Funds”) are each a series of AARP Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The inception dates of the Funds were as follows: December 22, 2005 (AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund), June 30, 2006 (AARP Money Market Fund) and September 29, 2006 (AARP Income Fund); the Funds began operations, including recording income and expenses (“commencement of operations”) on January 1, 2006 (Aggressive, Moderate and Conservative), July 1, 2006 (Money Market Fund) and September 29, 2006 (Income Fund).

The Funds, except for the AARP Money Market Fund are “funds of funds” because they invest substantially all of their assets in the underlying series of “AARP Portfolios”, each a separately registered investment company. Each Fund, with the exception of the AARP Income Fund and the AARP Money Market Fund invests in all three of the AARP Portfolios, but in different amounts. The AARP Income Fund invests the vast majority of its assets in one of the AARP Portfolios, the U.S. Bond Market Portfolio. In addition, the AARP Income Fund also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separately registered investment company called the State Street Master Funds. The AARP Money Market Fund is a feeder fund that invests substantially all of its assets in the State Street Portfolio, the master fund. The investment objective and policies of the State Street Portfolio are substantially similar to those of the AARP Money Market Fund. The value of the AARP Money Market Fund’s investment in the State Street Portfolio reflects the AARP Money Market Fund’s proportionate interest in the net assets of the State Street Portfolio (0.68% at June 30, 2007). The performance of the AARP Money Market Fund is directly affected by the performance of the State Street Portfolio. The financial statements of the State Street Portfolio are included elsewhere in this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

The investment objective of the AARP Aggressive Fund is to seek growth of capital and some current income. The investment objective of the AARP Moderate Fund is to seek a balance of growth of capital and current income. The investment objective of the AARP Conservative Fund is to primarily seek current income with some growth of capital. The investment objective of the AARP Income Fund is to seek current income and preservation of capital over the long-term.

Notes to Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      25

Notes to Financial Statements (continued)

The investment objective of the AARP Money Market Fund is to seek to maximize current income while providing liquidity, preservation of capital, and a stable $1.00 per share price.

2. Significant accounting policies

The financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

INVESTMENT VALUATION

Because the Funds, except for AARP Money Market Fund, invest in one or more of the AARP Portfolios, they value their investments in the AARP Portfolios daily at the closing net asset value of the AARP Portfolios.

Securities of the AARP Portfolios are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. An independent pricing service generally provides these prices. Stock holdings are valued at the latest quoted sales price or official closing price taken from the primary market in which the stock trades. If a security does not trade during the day, it is valued at the average of the latest quotes for buying and selling the security, the bid and asked prices. Bond holdings are generally valued as reported by an independent pricing service at what is called an “evaluated average price,” which considers such factors as comparable bond prices, yields, maturities and ratings.

Short-term investments with a maturity at issuance or a remaining maturity at the time of purchase of 60 days or less are generally valued at amortized cost, which approximates market value. Foreign securities quoted in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the close of trading and as provided by an independent source.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets (e.g. foreign securities), are valued by methods deemed by the Board of Trustees of AARP Portfolios to represent fair value.

The AARP Money Market Fund and the AARP Income Fund record their investments in the State Street Portfolio at market value. The valuation policies of the State Street Portfolio are discussed in Note 2 of the State Street Portfolio’s Notes to Financial Statements, which are included elsewhere within this report.

26      AARP FUNDS 2007 ANNUAL REPORT    Notes to Financial Statements

FEDERAL TAXES

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds plan to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. For these reasons, no federal income or excise tax provision is required.

SECURITIES TRANSACTIONS, DIVIDEND AND INTEREST INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis, the date a Fund agrees to purchase or sell a security. Interest income, if any, is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily. Many expenses are directly attributable to one Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Funds.

In addition to the accounting policies noted above, the AARP Income Fund and the AARP Money Market Fund also have a pro-rata share in the net investment income and gains or losses of the State Street Portfolio. Net investment income for the Funds consists of each Fund’s pro-rata share of the net investment income of the State Street Portfolio, less all expenses of each Fund. Realized gains and losses from security transactions consist of each Fund’s pro-rata share of the realized gains and losses of the State Street Portfolio.

INDEMNIFICATIONS

The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      27

Notes to Financial Statements (continued)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Capital gain distributions, if any, are generally declared and paid annually. Income distributions, if any, are generally declared and paid quarterly for the AARP Conservative Fund, semiannually for the AARP Moderate Fund and the AARP Aggressive Fund, and monthly for the AARP Income Fund. Income distributions are generally declared daily and paid monthly for the AARP Money Market Fund.

INVESTMENTS IN UNDERLYING PORTFOLIOS

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the AARP Portfolios in which the Funds invest as well as the fees and expenses of the State Street Portfolio, as applicable.

NEW ACCOUNTING PRONOUNCEMENTS

In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for years beginning after December 15, 2006. FIN 48 determines a threshold for financial statement recognition, measurement and disclosure of a tax position taken (or expected to be taken) on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Funds’ net assets, results of operations and financial statement disclosures.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure standards about fair value measurements. Management is evaluating the impact that the adoption of FAS 157 will have on the Funds’ financial statement disclosures and, at this time, does not anticipate a material impact.

28      AARP FUNDS 2007 ANNUAL REPORT    Notes to Financial Statements

3. Capital share transactions

The Funds have authorized an unlimited number of $0.001 par value shares. Transactions in shares were as follows:

	Year ended June 30, 2007	Period ended June 30, 2006[1]
AARP Aggressive Fund
Shares sold	1,280,627	634,167
Dividends and/or distributions reinvested	26,786	5,155
Shares redeemed	(210,836)	(8,176)

Net increase	1,096,577	631,146

AARP Moderate Fund
Shares sold	1,864,210	1,317,120
Dividends and/or distributions reinvested	63,146	12,619
Shares redeemed	(348,211)	(24,541)

Net increase	1,579,145	1,305,198

AARP Conservative Fund
Shares sold	591,217	667,421
Dividends and/or distributions reinvested	30,414	7,395
Shares redeemed	(169,642)	(10,749)

Net increase	451,989	664,067

AARP Income Fund
Shares sold	257,241 [2]	—
Dividends and/or distributions reinvested	3,007 [2]	—
Shares redeemed	(22,202)[2]	—

Net increase	238,046 [2]	—

AARP Money Market Fund
Shares sold	38,408,008	—
Dividends and/or distributions reinvested	246,679	—
Shares redeemed	(2,913,014)	—

Net increase	35,741,673	—

[1]	For the period from January 1, 2006 (commencement of operations) through June 30, 2006.
[2]	For the period from September 29, 2006 (commencement of operations) through June 30, 2007.

4. Investment transactions

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2007 were as follows:

Fund name	Purchases	Sales
AARP Aggressive Fund	$13,762,358	$1,465,624
AARP Moderate Fund	19,968,133	2,873,454
AARP Conservative Fund	6,211,586	1,503,404
AARP Income Fund[1]	2,581,423	293,851

[1]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.

Increases and decreases in the AARP Money Market Fund’s investment in the State Street Portfolio aggregated $36,251,406 and $641,746, respectively, for the year ended June 30, 2007.

Notes to Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      29

Notes to Financial Statements (continued)

5. Federal income tax information

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are attributable to the differing treatments for the deferral of losses on wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006, was as follows:

	Distributions paid from:
	2007			2006
Fund name	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
AARP Aggressive Fund	$327,165	$—	$327,165	$55,409	$—	$55,409
AARP Moderate Fund	726,699	—	726,699	131,889	—	131,889
AARP Conservative Fund	347,454	—	347,454	80,891	—	80,891
AARP Income Fund	38,730	—	38,730	—	—	—
AARP Money Market Fund	257,459	—	257,459	—	—	—

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution under income tax regulations. The primary permanent differences causing such reclassifications are due to distributions received from the AARP Portfolios. During the period ended June 30, 2007, the following amounts were reclassified.

Fund name	Paid-in capital	Undistributed net investment income	Accumulated net realized gain (loss)
AARP Aggressive Fund	$(56)	$15,460	$(15,404)
AARP Moderate Fund	(565)	20,164	(19,599)
AARP Conservative Fund	(1,613)	5,528	(3,915)
AARP Income Fund	(89)	89	—
AARP Money Market Fund	—	—	—

The table on the following page shows distribution requirements the Funds must satisfy under the income tax regulations. In addition the table shows losses the Funds may be able to offset against income and gains realized in future years as well as unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following year.

30      AARP FUNDS 2007 ANNUAL REPORT    Notes to Financial Statements

Fund name	Undistributed net investment income	Undistributed long-term gain	Accumulated loss carry forward	Post October losses deferred
AARP Aggressive Fund	$7,422	$41,680	$—	$—
AARP Moderate Fund	763	173,017	—	—
AARP Conservative Fund	13,333	24,434	—	—
AARP Income Fund	119	—	—	—
AARP Money Market Fund	—	—	—	4

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Fund name	Federal tax cost of securities	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
AARP Aggressive Fund	$18,887,065	$1,434,806	$(67,888)	$1,366,918
AARP Moderate Fund	30,611,185	1,559,897	(208,331)	1,351,566
AARP Conservative Fund	11,443,425	311,080	(93,477)	217,603
AARP Income Fund	2,406,932	—	(39,941)	(39,941)
AARP Money Market Fund	35,609,660	—	—	—

6. Fees and other transactions with affiliates

ADVISER AND SUB-ADVISER FEES

The Trust has an investment advisory agreement with AARP Financial, which delegates to AARP Financial the responsibility to manage the investment activities of the Funds, including the overall investment program of the Funds. AARP Financial is also responsible for overseeing the Funds’ (other than the Money Market Fund’s) sub-adviser, SSgA Funds Management, Inc. (“SSgA FM”), which rebalances the applicable Funds under the direction of AARP Financial and manages the day-to-day investments of the AARP Portfolios’ assets. Each Fund (other than the Money Market Fund) pays to AARP Financial an annual fee of 0.01% of its average daily net assets. AARP Financial pays SSgA FM for its subadvisory services out of these fees. For the period from July 1, 2006 through at least November 1, 2007, AARP Financial has contractually agreed to waive its fees and/or reimburse expenses to keep the combined total annual operating expenses of the Funds and the AARP Portfolios and, as appropriate, the State Street Portfolio at 0.50% of average daily net assets. Effective February 6, 2007, AARP Financial has voluntarily agreed to waive its fees and/or reimburse expenses to keep the total annual operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets. The Fund’s Board of Trustees approved an amendment, proposed by AARP Financial, to amend the existing contractual agreements to make this voluntary fee waiver/expense reimbursement a contractual obligation of AARP Financial effective March 1, 2007 through at least November 1, 2009. The expense reimbursement amount payable by AARP Financial will be dependent on the actual expenses of the Funds and the Portfolios.

Notes to Financial Statements    AARP FUNDS 2007 ANNUAL REPORT      31

Notes to Financial Statements (continued)

Under the Money Market Fund’s investment advisory agreement, no fee is payable to AARP Financial at any time the Fund is invested in a master-feeder structure, such as the State Street Portfolio. The State Street Portfolio has retained SSgA FM as the investment adviser to the Portfolio. For its services, SSgA FM receives a fee at the rate of 0.10% of the portfolio’s average daily net assets, which is paid from the assets of the Fund.

For the year ended June 30, 2007, AARP Financial contractually waived/reimbursed the following fees:

Fund name	Adviser fee waiver	Reimbursement of other operating expenses
AARP Aggressive Fund	$1,214	$242,597
AARP Moderate Fund	2,152	238,536
AARP Conservative Fund	854	183,676
AARP Income Fund	72	153,118
AARP Money Market Fund	—	198,755

Had AARP Financial not waived/reimbursed these fees, returns for the Funds would have been lower.

ADMINISTRATION FEES

As the Funds’ administrator, AARP Financial provides the Funds with general administrative services associated with the day-to-day operations of the Funds and monitors and coordinates the activities of the other service providers to the Funds. For its administrative services, AARP Financial receives an annual fee of .035% of each Fund’s average daily net assets.

SUB-ADMINISTRATION, TRANSFER AGENCY AND CUSTODIAN FEES

State Street Bank and Trust Company (“State Street”) acts as the subadministrator, transfer agent, custodian and fund accounting agent for the Funds. State Street is a subsidiary of State Street Corporation and an affiliate of SSgA FM. Under the terms of the sub-administration agreement, AARP Financial pays to State Street an annual fee at the rate of 0.0175% of the first $6 billion of the Funds’ average daily net assets and then a decreasing rate for average daily net assets above that level. Under the terms of the transfer agency agreement, each Fund pays to State Street an annual fee at the rate of 0.135% of the first $5 billion of the Funds’ average daily net assets and then a decreasing rate for average daily net assets above that level, plus out-of-pocket expenses. State Street has in turn delegated the provision of transfer agency services to its affiliate, Boston Financial Data Services, Inc.

32      AARP FUNDS 2007 ANNUAL REPORT    Notes to Financial Statements

Under the terms of the custody agreement, each Fund pays to State Street an annual fee of $15,000, plus out-of-pocket expenses.

TRUSTEE COMPENSATION

The Trust is supervised by a Board of Trustees, the “Board.” The Board represents the interests of the Funds and their shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities. The Board consists of four “Independent Trustees” and one “Interested Trustee”, who is the President of AARP Financial Inc. The compensation of the Independent Trustees consists of an annual retainer. Neither the Interested Trustee nor any of the Trust’s officers receives any compensation from the Funds for their services. Compensation paid by the Funds to the Independent Trustees is included in the Funds’ Statements of Operations.

REDEMPTION FEES

Effective September 27, 2006, the AARP Funds discontinued the assessment of a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. During the period from July 1, 2006 to September 26, 2006, the AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund imposed a 2.00% redemption fee to shareholders who redeemed shares held for 60 days or less. During this period, the redemption fees for the AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund shares amounted to $25, $26, and $33, respectively. All redemption fees were recorded by the Funds as additions to paid-in-capital.

INVESTMENTS IN THE FUNDS

AARP Services, Inc., the parent company of AARP Financial Inc. (“AARP Financial”), the investment adviser to the Funds, has made investments in the AARP Aggressive Fund, the AARP Moderate Fund and the AARP Conservative Fund, with values at June 30, 2007 of $40,958, $37,932 and $36,192, respectively. AARP Financial has made an investment in the AARP Income Fund, with a value at June 30, 2007 of $76,335.

In addition, to receive an investment return, AARP Financial, in the normal course of business, has made an investment in the AARP Money Market Fund, with a value at June 30, 2007 $15,000,907. If AARP Financial decides in the future to withdraw all or a portion of this investment, we believe there would be no material impact on the operations or returns of the Money Market Fund.

Report of Independent Registered Public Accounting Firm    AARP FUNDS 2007 ANNUAL REPORT      33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of AARP Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund and AARP Money Market Fund each a series of the AARP Funds (collectively the “Funds”), including the related statements of operations, for the year or periods then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two year period ended June 30, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the transfer agent of the underlying portfolios, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of June 30, 2007, the results of their operations, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period ended June 30, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 20, 2007

34      AARP FUNDS 2007 ANNUAL REPORT    AARP Funds – Supplemental Information

AARP Funds—Supplemental Information (unaudited)

2007 U.S. Tax Distribution Information to Shareholders

Corporate Dividends Received Deduction. For the fiscal year ended June 30, 2007, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying percentages
AARP Aggressive Fund	32.92%
AARP Moderate Fund	17.60
AARP Conservative Fund	7.07
AARP Income Fund	—
AARP Money Market Fund	—

Qualified Dividend Income. The amount of dividends distributed by the Funds during the fiscal year ended June 30, 2007 is considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. These amounts and corresponding percentage of dividends paid are as follows:

Fund	Percentage of dividends paid	Amounts
AARP Aggressive Fund	59.33%	$194,095
AARP Moderate Fund	31.10	225,996
AARP Conservative Fund	12.60	43,784
AARP Income Fund	—	—
AARP Money Market Fund	—	—

AARP Funds – Supplemental Information    AARP FUNDS 2007 ANNUAL REPORT      35

Proxy voting policies, procedures and record

Both a description of the policies and procedures that AARP Financial uses to determine how to vote proxies on behalf of the Funds and the AARP Portfolios relating to portfolio securities and information regarding how AARP Financial voted proxies related to portfolio securities during the most recent fiscal year ended June 30 are available on our website at www.aarpfunds.com and, without charge, upon request, by calling us at 1-800-958-6457. Such information for the AARP Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder statements and reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, if you wish to receive individual copies of materials, please contact us at 1-800-958-6457. Once we have received your instructions, we will begin sending individual copies for each account within 30 days. These materials are also available on our website at www.aarpfunds.com.

Statement regarding availability of quarterly fund schedule

The Funds and the AARP Portfolios file complete schedules of investments with the SEC for the quarters ended September 30 and March 31 of each fiscal year on Form N-Q which are available on the Funds’ website, www.aarpfunds.com and the SEC’s website at www.sec.gov. Additionally, the Funds’ and the AARP Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. For information on the Public Reference Room, call 1-800-SEC-0330.

36      AARP FUNDS 2007 ANNUAL REPORT    About the Funds’ Board of Trustees and Officers

About the Funds’ Board of Trustees and Officers (unaudited)

The Board of Trustees (“Board”) of the AARP Funds oversee the operation and management the Funds.

The Board is comprised of one interested trustee and four trustees who are independent, meaning that they are not “interested persons” of AARP Funds for purposes of the Investment Company Act. Put simply, this means that they do not have material affiliations with AARP Funds, AARP Financial or SSgA FM apart from the personal investments they may have made in AARP Funds as private individuals.

Our independent board members bring distinguished backgrounds in business, academia and public service to their task of working with AARP Funds officers to establish policies and oversee the activities of the Funds.

The table below shows information for each trustee and executive officer of AARP Funds. The mailing address of the trustees and officers is AARP Funds, 650 F Street, N.W., Washington, DC 20004, Attn: Fund Secretary.

Independent trustees

PETER C. CLAPMAN c/o AARP Funds 650 F Street, N.W. Washington, DC 20004 Age: 71 Chairman of the Board and Trustee since 2005

Consultant, governance advisory services (July 2005–present)

Head of U.S. operations, Governance for Owners (governance services and consulting) (June 2005–present)

Executive Director, Pace Law School (director education) (April 2005–September 2006) Senior Vice President and Chief Counsel TIAA-CREF (financial services, pension and investment products) (1972–July 2005).

Other trusteeships held:

Director, iPass, Inc. (February 2007–present)

Director, National Association of Corporate Trustees (non-profit private director education) (January 2005–present)

RICHARD M. REILLY c/o AARP Funds 650 F Street, N.W. Washington, DC 20004 Age: 69 Trustee since 2006

Self-Employed Consultant (November 2002–present)

Senior Vice President, Allmerica Financial Corp. (financial services holding company) (November 2001–November 2002)

President, Allmerica Financial Services (investments/insurance)

(1995–November 2001).

Other trusteeships held:

Trustee, International Foundation for Retirement Education (InFRE) (September 2006–present)

Trustee, Allmerica Investment Trust (investment company) (1990–November 2002)

Trustee, Allmerica Securities Trust (1990–November 2002)

About the Funds’ Board of Trustees and Officers    AARP FUNDS 2007 ANNUAL REPORT      37

About the Funds’ Board of Trustees and Officers (continued)

ELLEN B. SAFIR, CFA c/o AARP Funds 650 F Street, N.W. Washington, DC 20004 Age: 62 Trustee since 2006

Chief Executive Officer, New Century Advisors, LLC (registered investment adviser) (2002–present)

Managing Director, Fixed Income and Currencies, Howard Hughes Medical Institute (medical research) (1986–2002)

LYNN E. TURNER c/o AARP Funds 650 F Street, N.W. Washington, DC 20004 Age: 55 Trustee since 2005

Self-Employed Consultant (June 2007–present)

Managing Director of Research, Glass Lewis & Co. LLC (financial and proxy research) (July 2003–June 2007)

Managing Director/Senior Advisor, Kroll Inc. (forensic accounting) (July 2003–present) Professor, Colorado State University (August 2001–June 2003)

Chief Accountant, Securities and Exchange Commission (July 1998–August 2001)

Other trusteeships held:

Director, Guidance Software, Inc. (April 2007–present)

Trustee, Colorado Public Employees Retirement Association (COPERA)

(August 2007–present)

Interested trustee

LARRY C. RENFRO c/o AARP Financial Incorporated Two Highwood Drive, 2nd Floor Tewksbury MA 01876 Age: 53 Trustee since 2007 President

President, AARP Financial (October 2005–present)

Managing Director, Renfro Associates/Devonshire Group (consulting) (November 2004–August 2005)

Chief Executive Officer, NewRiver, Inc. (electronic delivery of compliance documents) (September 1998–October 2004)

Mr. Renfro is considered an interested trustee due to his position as President of AARP Financial Inc.

Officers

LARRY C. RENFRO c/o AARP Financial Incorporated Two Highwood Drive, 2nd Floor Tewksbury MA 01876 Age: 53 President

President, AARP Financial (October 2005–present)

Managing Director, Renfro Associates/Devonshire Group (consulting) (November 2004–August 2005)

Chief Executive Officer, NewRiver, Inc. (electronic delivery of compliance documents) (September 1998–October 2004)

RICHARD M. HISEY, CFA c/o AARP Financial Incorporated Two Highwood Drive, 2nd Floor Tewksbury MA 01876 Age: 48 Treasurer and Chief Financial Officer

Chief Investment Officer, AARP Financial (April 2006–present)

Executive Vice President and Chief Investment Officer, Cole Management, Incorporated (venture capital firm) (2005–2006)

Senior Vice President, MFS Investment Management and Treasurer and Chief Financial Officer, MFS Group of Mutual Funds (2002–2005)

Senior Vice President, The Bank of New York (2000–2002)

various positions, Lexington Global Asset Managers, Inc. (1986–2000)

38      AARP FUNDS 2007 ANNUAL REPORT    About the Funds’ Board of Trustees and Officers

MARC DUFFY 650 F Street, N.W. Washington, DC 20004 Age: 49 Secretary

Associate General Counsel, AARP Financial (August 2006–present)

Assistant General Counsel, E*Trade Financial Corporation (January 2004–August 2006) Assistant General Counsel, Legg Mason Wood Walker, Incorporated (1999–January 2004)

LEILANI SANDERS HALL, CFA 650 F Street, N.W. Washington, DC 20004 Age: 55 Chief Compliance Officer

Chief Compliance Officer, AARP Financial (November 2005–present)

Senior Special Adviser and examiner, U.S. Securities & Exchange Commission (October 2003–September 2005)

Self-Employed Consultant (January 2002–October 2003)

Senior Vice President, The Pioneer Group, Inc. (investment management) (March 1995–January 2002)

NANCY M. SMITH 650 F Street, N.W. Washington, DC 20004 Age: 51 Vice President

Vice President, Investment Services, AARP Financial (October 2005–present)

Vice President, Investment Services, AARP Services, Inc. (August 2005–October 2005)

Self-Employed Consultant (February 2002–July 2005)

Vice President Web Content, FOLIOfn (financial services, broker-dealer) (October 1999–February 2002)

JULIE TEDESCO State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 49 Assistant Secretary	Senior Vice President and Senior Counsel, State Street Bank and Trust Company (2000–present)

THRESA DEWAR State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 52 Assistant Treasurer	Vice President, Portfolio Administration, State Street Bank and Trust Company (1997–present)

Additional information about AARP Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 1-800-958-6457.

    STATE STREET MONEY MARKET PORTFOLIO      39

State Street

Money Market Portfolio

Semi-Annual Report

June 30, 2007 (unaudited)

The December 31, 2006 Annual Report for the State Street Money Market Portfolio

is included the December 31, 2006 AARP Funds Semi-Annual Report, which is available on our website at www.aarpfunds.com and, without charge, upon request,

by calling us at 1-800-958-6457.

40      STATE STREET MONEY MARKET PORTFOLIO    Expense Example

Expense Example

As a shareholder of the State Street Money Market Portfolio (the “Portfolio”), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2007 to June 30, 2007.

The table below illustrates your Portfolio’s costs in two ways:

•

Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case- because the return used is not the Portfolio’s actual return- the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2007	Beginning Account Value 1/1/07	Ending return 6/30/07	Expenses Paid During Period*
Based on Actual Portfolio Return	$1,000.00	$1,026.30	$0.50
Based on Hypothetical (5% return before expenses	$1,000.00	$1,024.30	$0.50

*	The calculations are based on expenses incurred in the most recent fiscal period of the Portfolio. The Portfolio’s annualized average weighted expense ratio as of June 30, 2007 was 0.100%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Portfolio Statistics    STATE STREET MONEY MARKET PORTFOLIO      41

Portfolio Statistics (unaudited)

Portfolio Composition*	June 30, 2007
Yankee Certificates of Deposit	36.3%
Commercial Paper	18.0
Repurchase Agreements	17.7
Medium Term Notes	9.4
Time Deposits	7.6
Bank Notes	3.8
Certificates of Deposit	2.9
Euro Certificates of Deposit	1.9
Promissory Note	1.9
Other assets less liabilities	0.5

Total	100.0%

Maturity Ladder	June 30, 2007
3 Days	30.2%
4-90 Days	40.9
90+ Days	28.9

Total	100.0%

Average Maturity	32 Days

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

42      STATE STREET MONEY MARKET PORTFOLIO    Portfolio of Investments

Portfolio of Investments June 30, 2007 (unaudited)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost*
COMMERCIAL PAPER- 18.0%
ABCP Credit Arbitrage – 1.9%
Sandlot Funding	5.285%	07/20/2007	$100,000,000	$99,721,069
ABCP Hybrid – 1.9%
Giro Balanced Funding	5.270%	08/08/2007	100,000,000	99,443,722
ABCP Receivables and Securities – 5.2%
Abington Square Funding LLC	5.320%	07/11/2007	117,949,000	117,774,698
Beethoven Funding Corp.	5.270%	08/08/2007	156,873,000	156,000,350

				273,775,048

ABCP Single Seller – 2.7%
BA Credit Card Emerald Notes	5.240%	08/08/2007	141,761,000	140,976,904
Bank Domestic – 1.0%
BankAmerica Corp.	5.170%	07/05/2007	50,000,000	49,971,278
Bank Foreign – 3.8%
Danske Corp.	5.128%	10/23/2007	150,000,000	147,564,200
Macquarie Bank Ltd. (a) (b)	5.300%	07/20/2007	50,000,000	49,999,740

				197,563,940

Pharmaceutical – 1.5%
Astrazeneca PLC	5.280%	09/26/2007	80,000,000	78,979,200

TOTAL COMMERCIAL PAPER				940,431,161

CERTIFICATES OF DEPOSIT – 2.9%
Bank Domestic – 2.9%
Citibank	5.310%	08/27/2007	50,000,000	50,000,000
Citibank	5.310%	08/27/2007	100,000,000	100,000,000

TOTAL CERTIFICATES OF DEPOSIT				150,000,000

YANKEE CERTIFICATES OF DEPOSIT – 36.3%
Bank Foreign – 36.3%
Abbey National Treasury Service	5.280%	09/10/2007	60,000,000	59,998,390
Banco Bilbao Vizcaya NY	5.305%	08/15/2007	200,000,000	200,000,000
Bank of Ireland	5.310%	10/12/2007	200,000,000	200,000,000
Barclays Bank PLC	5.300%	07/19/2007	125,000,000	125,000,000
Barclays Bank PLC	5.355%	01/22/2008	60,000,000	60,000,000
BNP Paribas NY (a)	5.290%	10/03/2007	100,000,000	99,994,887
BNP Paribas NY Branch	5.310%	11/13/2007	100,000,000	100,000,000
Canadian Imperial	5.375%	10/26/2007	35,000,000	34,998,382
Caylon NY	5.260%	08/28/2007	100,000,000	100,000,000
Credit Suisse First Boston	5.300%	08/01/2007	150,000,000	150,000,000
Dexia Credit Local SA (a)	5.305%	09/28/2007	200,000,000	199,990,437
Societe Generale NY	5.270%	03/26/2008	95,000,000	94,982,680
Svenska Handelsbanken AB (a) (b)	5.290%	07/21/2008	100,000,000	100,000,000
Svenska Handelsbanken AB (a)	5.300%	08/16/2007	100,000,000	100,000,000
UBS AG	5.300%	07/02/2007	175,000,000	175,000,000
Unicredito Italiano Spa NY	5.285%	07/06/2007	100,000,000	100,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				1,899,964,776

Portfolio of Investments    STATE STREET MONEY MARKET PORTFOLIO      43

Portfolio of Investments June 30, 2007 (unaudited) (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost*
EURO CERTIFICATES OF DEPOSIT – 1.9%
Bank Foreign – 1.9%
Credit Agricole Indosuez LDN	5.305%	10/22/2007	$50,000,000	$50,002,292
Credit Agricole Indosuez LDN	5.305%	08/31/2007	50,000,000	50,000,758

TOTAL EURO CERTIFICATES OF DEPOSIT				100,003,050

BANK NOTES – 3.8%
Bank Domestic – 1.9%
American Express Centurion Bank (a)	5.320%	10/18/2007	100,000,000	100,008,761
Bank Foreign – 1.9%
Lloyds TSB Group PLC (a) (b)	5.290%	07/06/2008	100,000,000	100,000,000

TOTAL BANK NOTES				200,008,761

MEDIUM TERM NOTES – 9.4%
Bank Domestic – 2.9%
American Express Co. (a)	5.320%	07/20/2008	20,000,000	20,000,000
JPMorgan Chase & Co. (a)	5.290%	07/05/2008	50,000,000	50,000,000
Wells Fargo Co. (a)	5.280%	07/18/2008	80,000,000	80,000,000

				150,000,000

Bank Foreign – 5.1%
Alliance & Leicester PLC (a) (b)	5.320%	07/29/2008	35,000,000	35,000,000
BNP Paribas (a) (b)	5.350%	06/21/2008	25,000,000	25,000,000
Caja de Ahorros y Monte de Piedad de Madrid (a)	5.360%	05/19/2008	30,000,000	30,000,000
HBOS Treasury Services PLC (a)	5.310%	07/11/2008	25,000,000	25,000,000
National Australia Bank Ltd. (a) (b)	5.310%	07/07/2008	20,000,000	20,000,000
Unicredito Italiano Bank Ireland (a)	5.340%	07/15/2008	15,000,000	15,000,000
Westpac Banking Corp. (a) (b)	5.300%	07/06/2008	100,000,000	100,000,000
Westpac Banking Corp. (a) (b)	5.310%	07/18/2008	15,000,000	15,000,000

				265,000,000

Finance Captive Consumer – 1.4%
Toyota Motor Credit Corp. (a)	5.304%	07/02/2007	75,000,000	74,999,984

TOTAL MEDIUM TERM NOTES				489,999,984

TIME DEPOSITS – 7.6%
National City Bank Grand Cayman Branch	5.250%	07/02/2007	200,000,000	200,000,000
Suntrust Grand Cayman	5.250%	07/02/2007	200,000,000	200,000,000

TOTAL TIME DEPOSITS				400,000,000

PROMISSORY NOTE – 1.9%
Goldman Sachs Group, Inc. (a) (c)	5.423%	09/07/2007	100,000,000	100,000,000

TOTAL PROMISSORY NOTE				100,000,000

44      STATE STREET MONEY MARKET PORTFOLIO    Portfolio of Investments

Portfolio of Investments June 30, 2007 (unaudited) (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost*
REPURCHASE AGREEMENTS – 17.7%
ABN AMRO Inc. Tri Party Repo, dated 06/29/07 (collateralized by Corporate Notes, 4.800% - 7.520% due 11/01/07 - 06/30/19 valued at $79,253,018); proceeds $ 75,033,906	5.425%	07/02/2007	75,000,000	75,000,000

Bank of America Tri Party Repo, dated 06/29/07 (collateralized by Federal National Mortgage Association, 5.500% due 06/01/33 valued at $229,500,000); proceeds $ 225,100,313	5.350%	07/02/2007	225,000,000	225,000,000

Credit Suisse First Boston Tri Party Repo, dated 06/29/07 (collateralized by Corporate Notes, 6.500% - 10.375% due 02/15/10 - 07/16/31 valued at $78,751,975); proceeds $ 75,033,906	5.425%	07/02/2007	75,000,000	75,000,000

Credit Suisse First Boston Tri Party Repo, dated 06/29/07 (collateralized by Federal Home Loan Mortgage Corporation, 4.00% - 6.500% due 09/01/10 - 12/01/36 and Federal National Mortgage Association, 4.000% - 6.000% due 10/01/18 - 07/01/37 valued at $166,495,669); proceeds $ 163,301,413	5.250%	07/02/2007	163,230,000	163,230,000

Deutsche Bank Tri Party Repo, dated 06/29/07 (collateralized by Equity Securities valued at $ 105,000,024); proceeds $ 100,045,375	5.445%	07/02/2007	100,000,000	100,000,000

Portfolio of Investments    STATE STREET MONEY MARKET PORTFOLIO      45

Portfolio of Investments June 30, 2007 (unaudited)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost*
Lehman Brothers Tri Party Repo, dated 06/29/07 (collateralized by Federal Farm Credit, 2.625% due 09/17/07, Federal Home Loan Bank, 2.750% - 7.375% due 11/15/07 - 05/18/16, Federal National Mortgage Association, 3.250% - 8.200% due 10/15/07 - 05/15/29, Corporate Bonds, 0.000% - 8.625% due 10/15/07 - 05/15/29 and Federal Home Loan Mortgage Corporation, 2.750% - 6.875% due 09/15/07 - 7/15/32, valued at $22,441,271); proceeds $ 22,009,790	5.340%	07/02/2007	$22,000,000	$22,000,000

Morgan Stanley Tri Party Repo, dated 06/29/07 (collateralized by Federal National Mortgage Association, 4.500% - 5.500% due 11/01/18 - 01/01/34 valued at $38,732,460); proceeds $ 37,990,808	5.400%	07/02/2007	37,973,000	37,973,000

UBS Warburg Tri Party Repo, dated 06/29/07 (collateralized by Federal National Mortgage Association, 4.000% - 8.500% due 12/01/07 - 05/01/47 valued at $229,504,707); proceeds $ 225,100,875	5.380%	07/02/2007	225,000,000	225,000,000

TOTAL REPURCHASE AGREEMENTS				923,203,000

TOTAL INVESTMENTS – 99.5%				5,203,610,732
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%				25,976,195

NET ASSETS – 100.0%				$5,229,586,927

(a)	Floating Rate Note - Interest rate shown is rate in effect at June 30, 2007.
(b)

Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended (“1933 Act”) or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered.

(c)

Security subject to restrictions on resale that has been deemed by the Adviser to be illiquid. The Portfolio may not invest more than 10% of its net assets in illiquid securities. At June 30, 2007, this security represents 1.9% of net assets.

*	See Note 2 to the Notes to Financial Statements.

See Notes to Financial Statements.

46      STATE STREET MONEY MARKET PORTFOLIO    Financial Statements

Statement of Assets and Liabilities June 30, 2007 (unaudited)

Assets
Investments in unaffiliated issuers, at amortized cost (Note 2)	$4,280,407,732
Repurchase agreements (cost $923,203,000) (Note 2)	923,203,000

5,203,610,732
Cash	426
Receivables:
Interest receivable	26,406,152
Receivable from adviser (Note 3)	99,889
Prepaid expenses	30,486

Total assets	5,230,147,685
Liabilities
Payables:
Management fee (Note 3)	433,679
Administration, custody and transfer agent fees (Note 3)	89,598
Professional fees	11,170
Accrued expenses and other liabilities	26,311

Total Liabilities	560,758

Net Assets	$5,229,586,927

Statement of Operations For the Six Months Ended June 30, 2007 (unaudited)

Investment Income
Interest	$137,472,229

Expenses
Management fees (Note 3)	2,563,040
Administration, custody and transfer agent fees (Note 3)	533,549
Professional fees	20,354
Trustees’ fees	51,064
Other expenses	33,413

Total Expenses	3,201,420
Less: Fee waivers/reimbursements by investment adviser (Note 3)	(638,380)

Total Net Expenses	2,563,040

Net Investment Income	$134,909,189

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(6,953)

Change in net unrealized appreciation (depreciation) in value of Investment Securities
Net gain (loss) on investments

Net Increase in Net Assets Resulting from Operations	$134,902,236

See Notes to Financial Statements.

Financial Statements    STATE STREET MONEY MARKET PORTFOLIO      47

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (Unaudited)	For the Year Ended December 31, 2006
Increase in Net Assets From:
Operations
Net investment income	$134,909,189	$226,696,506
Net realized loss on investments	(6,953)	—

Net increase in net assets resulting from operations	134,902,236	226,696,506

Capital Transactions
Proceeds from contributions	6,374,974,840	16,774,127,323
Fair value of withdrawals	(7,477,407,265)	(12,443,577,980)

Net increase in net assets from capital transactions	(1,102,432,425)	4,330,549,343

Total Net Increase in Net Assets	(967,530,189)	4,557,245,849
Net Assets
Beginning of period	6,197,117,116	1,639,871,267

End of period	$5,229,586,927	$6,197,117,116

Financial Highlights The following table includes selected supplemental data and ratios to average net assets.

	For the Six Months Ended 6/30/07 (Unaudited)		Year Ended 12/31/06	Period Ended 12/31/05	Period Ended 12/31/04*
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$5,229,587		$6,197,117	$1,639,871	$381,716
Ratios to average net assets:
Gross operating expenses	0.12	% **	0.13%	0.14%	0.18%
Net operating expenses	0.10	% **	0.10%	0.10%	0.10%
Net investment income	5.24	% **	5.08%	3.33%	1.71%
Total return (a)	2.64%		5.09%	3.31%	0.68%

*	The Portfolio commenced operations on August 12, 2004.
**	Annualized.
(a)	Results represent past performance and are not indicative of future results. Total return for periods of less than one year are not annualized.

See Notes to Financial Statements.

48      STATE STREET MONEY MARKET PORTFOLIO    Notes to Financial Statements

Notes to Financial Statements

1. Organization

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust comprises nine investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax-Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Tax-Free Limited Duration Bond Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Money Market Portfolio (the “Portfolio”). At June 30, 2007, only the Portfolio, the State Street Equity 500 Index Portfolio, the State Street Tax-Free Money Market Portfolio and the State Street Tax-Free Limited Duration Bond Portfolio were in operation. The Portfolio commenced operations on August 12, 2004. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity by investing in dollar denominated securities.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements

SECURITY VALUATION

As permitted under Rule 2a-7 of the 1940 Act and certain conditions therein, securities of the Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis for financial statement purposes. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Notes to Financial Statements    STATE STREET MONEY MARKET PORTFOLIO      49

FEDERAL INCOME TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

At June 30, 2007, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

REPURCHASE AGREEMENTS

A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and time which, in the case of the Portfolio’s transactions, is within seven days. The total amount received by the Portfolio on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Portfolio is permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Portfolio will seek to dispose of such securities; this action could involve costs or delays. In addition, the proceeds of any such disposition may be less than the amount the Portfolio is owed under the repurchase agreement. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

EXPENSE ALLOCATION

Certain expenses are applicable to multiple Portfolios. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses of the Trust that are not directly attributed to a Portfolio are allocated among the Portfolios, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Portfolios can otherwise be made fairly.

USE OF ESTIMATES

The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

50      STATE STREET MONEY MARKET PORTFOLIO    Notes to Financial Statements

3. Related Party Fees

The Portfolio has entered into an investment advisory agreement with SSgA FM. The Adviser directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser an annual fee of 0.10% of the Portfolio’s average daily net assets. The Adviser has contractually agreed to cap the total operating expenses of the Portfolio at 0.10% of the Portfolio’s average daily net assets until November 1, 2008. For the period ended June 30, 2007, SSgA FM reimbursed the Portfolio $638,380 under this agreement.

State Street is the administrator, custodian and transfer agent for the Portfolio. In compensation for State Street’s services as administrator, custodian and transfer agent, the Portfolio paid State Street, through January 31, 2007, an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate described below and payable monthly, of the following annual percentages of the Portfolio’s average daily net assets during the month as follows:

Asset Levels	Annual percentage of average daily net assets
First $200 Million	0.04%

Next $200 Million	0.03

Thereafter	0.02

Minimum annual fee:
Assets of $500 million and less	$150,000

Assets of $500 million - $2 billion	$200,000 with 0.01	% waiver

State Street has contractually agreed to waive 0.01% of its fees on an annual basis when the Portfolio’s assets are between $500 million and $2 billion. For the period ended June 30, 2007, State Street did not waive any fees under this agreement.

Beginning February 1, 2007, the Trust pays State Street an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate described below and payable monthly, of the following annual percentages of the Trust’s average aggregate daily net assets during the month as follows:

Asset Levels	Annual percentage of average aggregate daily net assets
First $400 Million	0.03%

Thereafter	0.02

Minimum annual fee per portfolio:	$150,000

General Information    STATE STREET MONEY MARKET PORTFOLIO      51

4. Trustees’ Fees

The Trust pays each trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also pays each trustee an annual retainer of $30,000. Each trustee is reimbursed for out-of-pocket expenses.

5. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements in unknown as this could involve future claims against the Trust.

6. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the Portfolio’s last NAV calculation in the first required financial statement reporting period. As a result, the Portfolio has incorporated FIN 48 in its semi annual report at June 30, 2007. At this time, management has evaluated the implication of FIN 48 and there is no impact to the financial statements.

In September 2006, Statement of Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have, if any, on the Portfolio’s financial statement disclosures.

General Information (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures is available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

52      STATE STREET MONEY MARKET PORTFOLIO    Trustees and Executive Officers

Trustees

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

James E. Ross

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02109

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Money Market Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

How to Contact Us    AARP FUNDS 2007 ANNUAL REPORT      53

How to Contact Us

Telephone

Call 1-800-958-6457 weekdays from 8:00 am to 6:00 pm Eastern time, to speak directly with a courteous, knowledgeable representative.The following prompt choices are available when you dial the number above:

•	Financial Center investment counselors are available to answer investment questions relating to the AARP Funds.

•	Shareholder Services representatives can handle any account-related questions or transactions.

•	Automated Response System is available 24 hours a day, seven days a week to handle a wide range of account functions (as shown below).

Financial Center investment counselors

•	Speak with specially trained representatives to help you identify your goals, determine if you’re on track financially for retirement and decide if an AARP Fund is right for you.

Shareholder Services representatives or our 24-hour Automated Response System

•	Receive general account information and service from our Shareholder Services representatives

•	Exchange shares

•	Initiate an electronic transfer to buy or sell shares

•	Order duplicate statements

•	Check your account balance or share prices

•	Change your address of record (not available via the Automated Response System)

Mail

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

Overnight delivery

AARP Funds

c/o BFDS

30 Dan Road

Canton, MA 02021

•	Request to buy, sell or exchange shares in writing

•	Change the name on your account

•	Add a seasonal mailing address

•	Add banking information to your account

•	Add or change an Automatic Investment Program

•	Add or change payroll deduction

Website

www.aarpfunds.com

•	Open an account

•	Get a prospectus or fund report

•	Buy, sell or exchange shares

•	View your account balance and share price

•	Change your mailing address

•	Order duplicate statements or copies of your tax forms

•	Get forms to accomplish a variety of tasks

AARP Funds
P.O. Box 8035
Boston, MA 02266-8035
1-800-958-6457
www.aarpfunds.com

©2007 AARP Funds

AARP FUNDS℠

ARP000277 08/31/2007
ARP-AR-001-0807

Item 2:	Code of Ethics

(a)	AARP Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and senior financial officers, including the principal financial officer, controller or principal accounting officer, or persons performing similar functions, regardless of whether these persons are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics since its adoption during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert

(a) (1)	The Board of Trustees of the Registrant has determined that the Registrant has one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	For the reporting period, the name of the audit committee financial expert was Lynn Turner. Mr. Turner was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 were $138,500 and $145,000 for the fiscal year ended June 30, 2007.

(b)	Audit-Related Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c)	Tax Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007 for tax compliance, tax advice, tax planning and tax return preparation for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007.

During the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and the fiscal year ended June 30, 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

The Registrant was billed $3,000 by another accounting firm for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and $25,000 for the fiscal year ended June 30, 2007 for tax compliance, tax advice, tax planning and tax return preparation for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007.

During the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and the fiscal year ended June 30, 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by another accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)	All Other Fees – There were no fees billed for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007, for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)(1)	Pre-Approval Policies and Procedures

It is the general policy of the Audit Committee not to approve non-audit services. In considering whether to approve non-audit services, the Audit Committee will consider the following:

(a)	whether the service is being performed principally for the Audit Committee;

(b)	the effects of the service, if any, on audit effectiveness or on the quality and timeliness of the Funds financial reporting process;

(c)	whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

(d)	whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Funds business and operations;

(e)	whether the role of those performing the service would be inconsistent with the Auditor’s role (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted);

(f)	whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;

(g)	whether the auditors, in effect, would be auditing their own numbers;

(h)	whether the project must be started and completed very quickly and therefore is not a longer term relationship;

(i)	whether the audit firm has unique service expertise in the service that cannot be obtained from another service provider; and

(j)	the size of the fee(s) for the non-audit service(s).

(e)(2)	Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal period from the commencement of operations January 1, 2006 to June 30, 2006 and for the fiscal year ended June 30, 2007 for the Registrant other than as disclosed above.

(h)	No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Board of Trustees has adopted procedures by which shareholders may recommend nominees to the Board. There have been no amendments to such procedures since their adoption during the reporting period for Form N-CSR.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto. (Ex-99.CERT)

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto. (Ex-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARP FUNDS

By:	/s/ Larry C. Renfro
Larry C. Renfro
President (principal executive officer) of AARP Funds

Date:	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Larry C. Renfro
Larry C. Renfro
President (principal executive officer) of AARP Funds

Date:	August 17, 2007

By:	/s/ Richard M. Hisey
Richard M. Hisey
Treasurer (principal financial officer) of AARP Funds

Date:	August 17, 2007